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                                                                   Exhibit 99.02

             FORM OF CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

        I, Wallace L. Timmeny, hereby consent to the use, in the Registration Statement on Form S-1 of Friedman, Billings, Ramsey Group, Inc., a Virginia corporation (the "Company"), to which this consent is filed as an exhibit included therein, of my name as a person about to become a Director of the Company.


                                            ----------------------------
                                             Wallace L. Timmeny


Date:  December __, 1997